Exhibit 10.2

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), is entered into this 29th day of March, 2016, by and among OCM Principal Opportunities Fund IV, L.P., a California limited partnership (“OCM Fund”), MTS Health Investors II, L.P., a Delaware limited partnership (“MTS”), Alliance-Oaktree Co-Investors, LLC, a Delaware limited liability company (“Co-Investors”), Alliance-MTS Co-Investors I, LLC, a Delaware limited liability company (“Co-Investors I”) and Alliance-MTS Co-Investors II, LLC, a Delaware limited liability company, (“Co-Investors II”, together with OCM Fund, MTS, Co-Investors and Co-Investors I, the “Stockholders” and each, a “Stockholder”), Fujian Thai Hot Investment Co., Ltd, an entity organized under the laws of the People’s Republic of China (the “Purchaser”), and Alliance HealthCare Services, Inc., a Delaware corporation (previously named Alliance Imaging, Inc. the “Company”).

WHEREAS, the Stockholders have certain registration rights with respect to their Common Stock (as defined below) under that certain Registration Rights Agreement, dated as of November 2, 1999, by and among the Company, Viewer Holdings LLC, a Delaware limited liability company (“Viewer”) and certain other parties thereto (the “Registration Rights Agreement”) that such Stockholders received pursuant to that certain Assignment, dated April 16, 2007, by and among Viewer, OCM Fund, MTS, Co-Investors, Co-Investors I and Co-Investors II;

WHEREAS, the Stockholders are party to that certain Stock Purchase Agreement, dated as of September 16, 2015 (the “Stock Purchase Agreement”), by and among the Stockholders, Larry C. Buckelew (“Buckelew”) and the Purchaser, pursuant to which the Stockholders and Buckelew have agreed to sell, and the Purchaser has agreed to purchase, an aggregate of 5,537,945 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of the Company (the “Share Purchase”), representing 100% of the shares of Common Stock owned beneficially and of record by the Stockholders; and

WHEREAS, in connection with the Share Purchase, each Stockholder has agreed to assign to the Purchaser its rights relating to the Shares under the Registration Rights Agreement.

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Effective as of the date hereof, each Stockholder, severally and not jointly, hereby assigns its rights and future obligations for all purposes under the Registration Rights Agreement with respect to the Shares to the Purchaser, including without limitation the registration rights in connection with the ownership of the Shares pursuant to Sections 3 and 4 of the Registration Rights Agreement. Effective as of the date hereof, the Purchaser hereby accepts and assumes the assignment of rights and future obligations made by each Stockholder pursuant to the preceding sentence.

2. For the avoidance of doubt, immediately following the effectiveness hereof:

(a) The Shares shall be deemed to be “Registrable Securities” under the Registration Rights Agreement; and

(b) The Purchaser shall be deemed to be an “Investor” and “Holder” under the Registration Rights Agreement.

3. Capitalized terms not defined herein but defined under the Registration Rights Agreement shall have the meanings under the Registration Rights Agreement.

4. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

5. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement

6. This Agreement shall become effective upon the Closing (as defined under the Stock Purchase Agreement).

[Signature Pages Follow]

AGREED TO AND ACCEPTED:

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By:	OCM PRINCIPAL OPPORTUNITIES
FUND IV GP, L.P., its General Partner
By:	OCM PRINCIPAL OPPORTUNITIES
FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, L.P.,
its Director

By:	/s/ Michael P. Harmon
	Name:	Michael P. Harmon
	Title:	Managing Director

By:	/s/ Amy Rice
	Name:	Amy Rice
	Title:	Senior Vice President

ALLIANCE-OAKTREE CO-INVESTORS, LLC

By:	OCM PRINCIPAL OPPORTUNITIES

FUND IV GP, L.P., its Managing Member

By:	OCM PRINCIPAL OPPORTUNITIES
FUND IV GP LTD., its General Partner
By:	OAKTREE CAPITAL MANAGEMENT, L.P.,
its Director

By:	/s/ Michael P. Harmon
	Name:	Michael P. Harmon
	Title:	Managing Director

By:	/s/ Amy Rice
	Name:	Amy Rice
	Title:	Senior Vice President

[Signature Page to Agreement]

MTS HEALTH INVESTORS II, L.P.

By:	MTS HEALTH INVESTORS II GP,
LLC, its General Partner

By:	MTS HEALTH INVESTORS II GP
HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis S. Lane
	Name:	Curtis S. Lane
	Title:	Senior Managing Director

ALLIANCE-MTS CO-INVESTORS I, LLC

By:	MTS HEALTH INVESTORS II GP, LLC,
its Managing Member

By:	MTS HEALTH INVESTORS II GP
HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis S. Lane
	Name:	Curtis S. Lane
	Title:	Senior Managing Director

ALLIANCE-MTS CO-INVESTORS II, LLC

By:	MTS HEALTH INVESTORS II GP, LLC,
its Managing Member

By:	MTS HEALTH INVESTORS II GP
HOLDINGS, LLC, the Class A Member

By:	/s/ Curtis S. Lane
	Name:	Curtis S. Lane
	Title:	Senior Managing Director

FUJIAN THAI HOT INVESTMENT CO., LTD

By:	/s/ Qisen Huang
	Name:	Qisen Huang
	Title:	Director

THAIHOT INVESTMENT COMPANY LIMITED

By:	/s/ Qisen Huang
	Name:	Qisen Huang
	Title:	Director

ACKNOWLEDGED AND ACCEPTED:

ALLIANCE HEALTHCARE SERVICES, INC.

By:	/s/ Richard W. Johns
	Name:	Richard W. Johns
	Title:	Chief Operating Officer and Chief Legal Officer